UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 31, 2026

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Sono Group N.V.
(Exact name of registrant as specified in its charter)

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The Netherlands	001-41066	98-1828632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4965 Trinidad Drive Land O’ Lakes, FL	34639
(Address of principal executive offices)	(Zip Code)

+1 352-502-1191

(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares	SSM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Share Purchase Agreement

On August 31, 2026, Sono Group N.V. (the “Company”) entered into a Share Purchase Agreement (the “Purchase Agreement”) with certain private purchasers (each, a “Purchaser” and collectively, the “Purchasers”), pursuant to which the Company agreed to issue and sell to the Purchasers, and the Purchasers agreed to purchase from the Company, an aggregate of 283,500 Ordinary Shares of the Company (the “Purchased Shares”) at a per share purchase price equal to the consolidated closing bid price of the Ordinary Shares on the Nasdaq Capital Market (“Nasdaq”) on the day immediately preceding the date of the Purchase Agreement.

The Purchased Shares are being offered and sold pursuant to the Company’s effective registration statement on Form S-3 (File No. 333-295804) previously filed with the Securities and Exchange Commission (the “SEC”) and a prospectus supplement to be filed with the SEC pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”). Pursuant to the Purchase Agreement, the Company may not issue Ordinary Shares in excess of 19.9% of the aggregate voting power or 19.9% of the total outstanding Ordinary Shares, in accordance with applicable Nasdaq Stock Market rules.

The Purchase Agreement contains customary representations, warranties, and covenants of the Company and the Purchasers, as well as customary closing conditions and indemnification rights. Under the Purchase Agreement, the Company agreed to use the net proceeds from the sale of the Purchased Shares for working capital and general corporate purposes and not to use such proceeds: (a) for the satisfaction of any portion of the Company’s debt (other than payment of trade payables in the ordinary course of the Company’s business and prior practices), (b) for the redemption of any Ordinary Shares, (c) for the settlement of any outstanding litigation, or (d) in violation of the Foreign Corrupt Practices Act of 1977, as amended, or the regulations promulgated by the Office of Foreign Assets Control of the U.S. Treasury Department.

The foregoing description of the Share Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Share Purchase Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01	Other Events.

Registration of Purchased Shares

As described in Item 1.01 above, the Purchased Shares are being offered and sold pursuant to the Company’s effective registration statement on Form S-3 (File No. 333-295804) previously filed with the SEC and a prospectus supplement to be filed with the SEC pursuant to Rule 424(b) under the Securities Act. The Company has applied to list the Purchased Shares on the Nasdaq Capital Market.

Sports One Transaction

On August 31, 2026, the Company and Sports One (“Sports One”), that has recently been formed to operate a sports intelligence business that provides real-time athlete-level data, social media value scoring, and quantified data for what each athlete is worth to sponsors, and which also intends to acquire and hold minority interests in professional sports teams with primary focus on the NBA, NFL, MLB and NHL, issued a joint press release, which is attached as Exhibit 99.1 hereto, announcing that they have entered into a non-binding letter of intent (the “Letter of Intent”) for a business combination. The Sports One sports intelligence business combines AI intellectual property and proprietary intelligence that does not currently exist in the market, enabling athletes as a new asset category and supports operating decisions for teams / universities (NIL), betting/prediction companies, and brands, among others. Through the business combination, Sports One will become a publicly listed company with a business that is uniquely anchored by long-term ownership of minority interests in major sports franchises, with the optionality provided by a scalable data-and-intelligence operation that opens up new categories for athlete engagement and value benchmarking. Unlike a traditional private investment fund with a fixed lifespan, the public permanent-capital structure will allow Sports One to hold and scale team interests indefinitely. Sports franchise interests have historically been difficult to access and remain highly illiquid. Sports One's publicly-traded approach will provide investors with daily liquidity, and exposure across a diversified portfolio of the major sports team and league interests.

Under the terms of the Letter of Intent, the Company and Sports One intend to enter into a definitive agreement pursuant to which the Company and Sports One would combine, with the former equityholders of both entities holding equity in the combined public company listed on a national stock exchange (the “Surviving Company”) and with Sports One’s existing equityholders owning a super-majority of the equity in the Surviving Company. The final terms of the definitive agreement are subject to the completion of due diligence to the Company’s satisfaction.

The completion of the business combination is subject to the negotiation and execution of definitive documentation and satisfaction of customary closing conditions stated in the Letter of Intent, including (i) completion of any required regulatory review and (ii) approval of the transaction by the Company’s shareholders. Accordingly, no assurances can be made that the parties will successfully negotiate and enter into a definitive agreement, or that the proposed transaction will be consummated on the terms or timeframe currently contemplated, or at all.

In connection with the Letter of Intent, the sole holder of the Company’s preferred shares, YA II PN, Ltd., has entered into a call option agreement with affiliates of Sports One to enable such parties to acquire approximately half of the issued and outstanding preferred shares currently held by YA II PN, Ltd. to the extent that such parties exercise the option provided for in such call option agreement prior to the expiration of such option fifteen calendar days after the closing of the business combination contemplated by the Letter of Intent. Pursuant to the call option agreement, YA II PN, Ltd. has agreed not to dispose of the 700 preferred shares subject to the call option agreement or to convert them to ordinary shares or shares of common stock prior to the expiration of the call option. There are no other restrictions on any shares held by YA II PN, Ltd.

In connection with the Letter of Intent, each of the Purchasers has entered into a lock-up agreement with Sports One, pursuant to which each such Purchaser has agreed not to transfer the Purchased Shares for a period of 180 days, subject to waiver upon the satisfaction of certain conditions. The Company is not a party to the lock-up agreement.

Additional Information and Where to Find It

If a definitive agreement is entered into in connection with the proposed business combination, the Company and Sports One will prepare a proxy statement/prospectus (the “proxy statement/prospectus”) to be filed with the United States Securities and Exchange Commission (the “SEC”) and mailed to the Company’s shareholders. The Company and Sports One urge investors and other interested persons to read, when available, the proxy statement/prospectus, as well as other documents filed with the SEC, because these documents will contain important information about the proposed business combination. Such persons can also read the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”), for a description of the security holdings of its officers and directors and their respective interests as security holders in the consummation of the transactions described herein. The proxy statement statement/prospectus, once available, and the Annual Report can be obtained, without charge, at the SEC’s web site (http://www.sec.gov).

Participants in the Solicitation

The Company and Sports One, and their respective directors, executive officers, and certain other members of management and employees may be deemed participants in any solicitation of proxies from the Company’s shareholders in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is contained in the Company’s filings with the SEC. Additional information regarding the interests of such participants in the proposed transaction, which may, in some cases, be different than those of the Company’s and Sports One ’s equityholders generally, will be included in any proxy statement, registration statement, prospectus, or other relevant documents filed with the SEC if and when such documents become available.

Forward-Looking Statements:

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended and other applicable securities laws. Forward-looking statements include, but are not limited to, statements regarding the proposed business combination between Sports One and the Company, the anticipated execution of definitive transaction agreements, the expected timing and completion of the proposed transaction, the anticipated enterprise value of the combined company, the potential future growth of the combined company, including any potential increase in enterprise value through future acquisitions, strategic transactions, investments, or organic growth initiatives, the proposed acquisition of minority interests in major sports franchises, the anticipated benefits of the proposed transaction, Sports One’s business strategy, market opportunities, growth prospects, technological development plans, acquisition strategy and future operating performance. Forward-looking statements generally may be identified by the use of words such as “anticipate,” “believe,” "contemplate," “continue,” “could,” “estimate,” “expect,” “forecast,” “intends,” “may,” “might,” “plan,’" "possible," “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” and similar expressions, although not all forward-looking statements contain such words. These forward-looking statements are based on current expectations, estimates, forecasts, assumptions, and projections about future events and are subject to numerous risks and uncertainties, many of which are beyond the control of Sports One and the Company. Actual results may differ materially from those expressed or implied by such forward-looking statements as a result of a variety of factors, including, but not limited to: the risk that the parties may be unable to negotiate or execute definitive agreements relating to the proposed transaction; the risk that the proposed transaction may not be completed in a timely manner or at all; the failure to satisfy any conditions to closing; the failure to obtain required shareholder approvals, regulatory approvals, financing arrangements, exchange listing approvals, or other necessary consents; changes in applicable laws, regulations, governmental policies, or market conditions; the occurrence of any event, change, or circumstance that could delay, prevent, or otherwise adversely affect the proposed transaction; the ability to maintain the listing of securities on Nasdaq or another national securities exchange; the availability of financing; general economic, financial, political, and business conditions; inflation, interest rates, foreign exchange fluctuations, and geopolitical developments; cybersecurity incidents; intellectual property risks; litigation risks; competition; technological changes; the ability of Sports One to successfully develop and commercialize its sports intelligence business, or to acquire and integrate minority interests in major sports franchises; the ability to realize anticipated synergies or benefits from acquisitions, strategic investments, or asset contributions; the ability to achieve projected growth objectives, valuation targets, operational milestones, or market opportunities; the future adoption, commercialization, and market acceptance of a sports intelligence business; and other risks and uncertainties that may be identified in any past or future filings made by the parties with the SEC in connection with the proposed transaction. Any references in this Current Report on Form 8-K to anticipated enterprise values, future valuation objectives, acquisition opportunities, strategic growth initiatives, market opportunities, expected benefits, or long-term business prospects are based on preliminary assumptions and management expectations that are inherently uncertain and subject to significant business, economic, competitive, regulatory, financing, and market risks. No assurance can be given that any acquisition, strategic initiative, growth objective, valuation target, expected benefit, or business plan described herein will be achieved. The proposed transaction is currently subject to a non-binding Letter of Intent. There can be no assurance that definitive agreements will be entered into, that the parties will successfully complete their due diligence, that any proposed asset contributions will be approved or consummated, or that the proposed transaction will be completed on the terms currently contemplated, within the anticipated timeframe, or at all. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. Sports One and the Company expressly disclaim any obligation or undertaking to update, revise, or publicly release any revisions to any forward-looking statements, whether as a result of new information, future events, changed circumstances, or otherwise, except as required by applicable law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

Exhibit	Description of Exhibit

10.1	Share Purchase Agreement, dated August 31, 2026, between Sono Group N.V. and the Purchasers named therein.

99.1	Press Release, dated August 31, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sono Group N.V.

By	/s/ Kevin McGurn
	Name:	Kevin McGurn
	Title:	CEO and Managing Director

Date: August 31, 2026